UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
 Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon, President
 Trust for Advised Portfolios
2020 East Financial Way, Suite 100
 Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report
June 30, 2023

Patient Opportunity Trust

Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class R	LMORX
Class I	LMNOX
Class IS	MVISX

Patient Opportunity Trust 2023 Semi-Annual Report

Patient Opportunity Trust manager commentary

(unaudited)

“On Growth and Change” — Patient Opportunity Trust 2Q23 Commentary

The Struggle

Edgar A. Guest

Life is a struggle for peace,

A longing for rest,

A hope for the battles to cease,

A dream for the best;

And he is not living who stays

Contented with things,

Unconcerned with the work of the days

And all that it brings.

He is dead who sees nothing to change,

No wrong to make right;

Who travels no new way or strange

In search of the light;

Who never sets out for a goal

That he sees from afar

But contents his indifferent soul

With things as they are.

Life isn’t rest- it is toil;

It is building a dream;

It is tilling a parcel of soil

Or bridging a stream;

It’s pursuing the light of a star

That but dimly we see,

And in wresting from things as they are

The joy that should be.

What a strange poem to begin an investment letter, you may think. I love this poem and see so many connections to life, personally, professionally and for the markets. Guest writes about the struggle, about striving and the pursuit of goals, about change, about the joy that comes with effort and acceptance. We may think we want it easy, but really, we don’t. Growth requires change (and pain!).

The past quarter, and year, ushered in significant change and transformation. We finalized Bill Miller’s succession plan. Patient Capital now owns and manages what was Miller Value’s Opportunity business, including all supporting employees and infrastructure, bringing our quarter end assets to $1.7B. Our identity changed, but most of how we operate did not. It’s still the same team, the same process, the same office location, etc. Bill remains a mentor, advisor, investor and friend. We’re now fortunate to “toil… (to) build..a dream.”

Patient Opportunity Trust 2023 Semi-Annual Report	1

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

Markets too faced significant change. A year ago, in the second quarter of 2022, the S&P 500 entered official bear market territory losing 20%+ from the highs (losses peaked at -27.5% in the third quarter). Inflation raged, peaking in June 2022 at 9.1%. The Federal Reserve had just started its aggressive effort to stamp out inflation with the fastest rate increases in 40 years, along with quantitative tightening. Fear and pessimism reigned supreme.

In contrast, in the most recent quarter, the S&P entered a new bull market, conventionally defined as a 20% gain off the lows. Inflation has fallen significantly from the highs. The Fed kept rates flat at its most recent meeting (though another bump is expected in July). First quarter GDP growth was recently revised higher, to 2%, and the job market has remained robust. Skepticism about market prospects remains high.

Average Annual Total Returns and Expenses (%) as of 6/30/23[a]
	Without Sales Charges
	YTD[b]	1 Yr	3 Yr	5 Yr	10 Yr	Inception*	Inception Date
Class A (LGOAX)	25.24	22.12	6.05	3.15	8.78	13.81	2/3/09
Class C (LMOPX)	24.72	21.13	5.24	2.37	7.95	5.65	12/30/99
Class FI (LMOFX)	25.23	22.05	5.97	3.08	8.71	5.54	2/13/04
Class I (LMNOX)	25.40	22.45	6.31	3.42	9.06	6.67	6/26/00
Class IS (MVISX)	25.45	22.51	6.39	—	—	1.35	8/22/18
Class R (LMORX)	25.06	21.81	5.77	2.87	8.43	4.23	12/28/06
S&P 500	16.89	19.59	14.60	12.31	12.86	6.85
	With Maximum Sales Charges
	YTD	1 Yr	3 Yr	5 Yr	10 Yr	Inception*
Class A (LGOAX)	18.05	15.10	3.98	1.94	8.14	13.34	2/3/09
Class C (LMOPX)	23.72	20.13	5.24	2.37	7.95	5.65	12/30/99
Class FI (LMOFX)	25.23	22.05	5.97	3.08	8.71	5.54	2/13/04
Class I (LMNOX)	25.40	22.45	6.31	3.42	9.06	6.67	6/26/00
Class IS (MVISX)	25.45	22.51	6.39	—	—	1.35	8/22/18
Class R (LMORX)	25.06	21.81	5.77	2.87	8.43	4.23	12/28/06
S&P 500	16.89	19.59	14.60	12.31	12.86	6.85

a Performance greater than one year is annualized.

b Performance for the 6 months period ending 6/30/2023 (not annualized).

* S&P 500 since inception return represented from 12/30/99, the Fund’s oldest share class.

Expenses (gross/net) (%): Class A 1.53 (1.52); Class C 2.26 (2.26); Class FI 1.60 (1.60); Class I 1.27 (1.25); Class IS 1.30 (1.29); Class R 1.76 (1.76).

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 800-655-0324 or visit patientcapitalmanagement.com/opportunity-trust.

2	Patient Opportunity Trust 2023 Semi-Annual Report

Relative to expectations a year ago, the economy and the markets have shown remarkable resilience allowing stocks to climb the proverbial wall of worry. Many risks priced into markets haven’t come to fruition. The debt ceiling was resolved without issue. Rate hikes have slowed. Inflation is improving. We appear to have avoided a recession so far.

Patient Opportunity Trust class I shares (LMNOX) performed strongly in this environment, rising 13.75% net of fees for the second quarter versus the S&P 500’s 8.74% gain. Over the past year, Patient Opportunity Trust class I shares, net of fees, grew 22.45% versus the market’s 19.59% increase. Performance improved in the latter half of May as market breadth expanded.

Despite the improvement, people remain concerned about inflation, continued interest rate increases and recession. With core PCE1 stuck between 4-5%, the Fed’s 2% target may seem out of reach2. Yet the market doesn’t see an inflation problem. Five-year inflation break-evens sit at ~2.2%. The St Louis Fed’s 3-month annualized sticky price consumer price index (CPI) excluding housing, food and energy fell to 1.4% in June. Truflation’s3 real-time measurement is also in the low 2%’s.

The Fed’s not convinced. Prospects for continued tightening amidst an inverted yield curve keep recession fears elevated. With cyclicals recently breaking out relative to defensive stocks, the market apparently doesn’t share this concern.

At our investor day in May, Bill Miller reminded us of an important lesson: no one has privileged access to knowledge about the future. A year ago, no one forecasted a strong, nearly 20%, gain over the next year. People myopically focused on the significant downside risk we faced to market lows. Several people shared charts noting the similarity between the 2022 bear market and some of the worst in history (2000 and 2008).

While painful, buying stocks in such an environment is often fruitful. When people fear the worst, prospects are the best. It’s important to remember that historically, the S&P 500 has risen more than 70% of years.

When we couldn’t find any bulls last year, we examined market history to understand prospects after a 20% selloff. The answer: historically the S&P 500 rose an average of 16% in the following year. Amazingly, the market gained that exact amount the next year (which almost never happens!).

[1]	PCE: Personal consumption expenditures

[2]	3-month annualized

[3]	Measurement of 10 million data points real-time

Patient Opportunity Trust 2023 Semi-Annual Report	3

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

We recently updated the analysis to understand prospects for the second year following a 20% loss. Good news: historical evidence suggests markets should continue up.

A year ago, we also wrote about how we saw a once-in-a-decade opportunity in travel-related stocks. Many had traded back near pandemic lows while demand was booming. We expected pent-up demand to prove more sustainable than expected. It took nearly a year, but the market finally came around to our view.

Carnival Corp (which we don’t own but did mention) was the top performing stock in the S&P 500 in the second quarter (+86%). Norwegian Cruise Line was second (+62%). Delta Airlines also made the top ten (+36%). Meta Platforms made the list too, bringing our holdings to three of the top ten. All were hated a year ago.

Travel has been booming for the last year. Valuations remained depressed and the stocks lagged until recently. The delayed outperformance isn’t unusual. Its why patience is paramount in investing. It’s also why we assess market expectations separately from fundamentals. The former eventually follow the latter. As Ben Graham said, “In the short-run, the market is a voting machine but in the long run, it is a weighing machine.”

We continue to have significant exposure to travel, and believe the names continue to be mispriced. Some of the stocks are overbought in the short term, but spending has yet to normalize to pre-pandemic levels. Aram Rubinson of Rubinson Research, who specializes on the consumer, estimates the category will grow at twice the rate of overall consumer spend next year. Yet the stock valuations remain depressed.

People often question how we can get an edge in relatively efficient large cap stocks. While it’s nearly impossible to get an informational or even an analytical edge on well understood large companies, it’s certainly possible to get a behavioral edge. How else could Meta Platforms, an $800B market cap company, nearly double in a year?

When Bill was asked at our investor day if it’s gotten more difficult to beat the market, he pointed out that while information is disseminated and reflected in stock prices more quickly than ever before, human nature hasn’t changed at all over his 50-year investing career. People still reach extremes in fear and greed. Losses remain twice as painful as proportional gains are pleasurable. While the market is hyper-efficient at incorporating real time data, it’s much less efficient at longer time horizons.

[4]	As of 7/13/23

4	Patient Opportunity Trust 2023 Semi-Annual Report

The best investors prioritize reason over emotion, and patience over immediate gratification. They are willing to endure short term pain for long term gain.

Which brings us back to The Struggle. Often, our biggest challenge is managing ourselves. We are evolutionarily wired to run from pain and loss. Yet enduring these essential aspects of life and investing leads to growth, both personally and financially. In markets, our instincts kick in at the worst times.

I was fortunate to recently meet with Khandro Kunga Bhuma, also known as Khandro-la. Khandro-la studied with the Dalai Lama for 30 years, reaching rare levels of enlightenment. He instructed her to spread her teachings to the world. William Green, author of the excellent book and podcast, Richer, Wiser, Happier was kind to invite me. Khandro-la had a message to share with the business community.

It’s impossible to effectively convey the experience. Many people say when you’re in the presence of enlightened people, you’re filled with joy, openness, and a calm, loving essence. That’s an excellent description. I experienced an energy unlike anything I’ve previously encountered.

Khandro-la’s message: the world faces great suffering and risk including pandemics, environmental challenges, the potential for World War 3. The business community can help solve these problems by advocating for the proper solution. The solution: every individual needs to build “a good mind” and a good heart. Khandro-la said taming the mind, through practices such as meditation and understanding the mind, is the path to happiness. She believes it can solve all our problems. When we tame the mind, we feel love and compassion, which positively impacts those close to us, and spreads from there.

If this sounds out there, it’s not as farfetched as you might think. Famous investors, like Ray Dalio, tout the advantages of meditation. There’s significant evidence that a daily gratitude practice offers myriad benefits, such as improved happiness, sleep, compassion, kindness, immunity, health, longevity and many more. It can even improve our financial prospects!

Northeastern University’s Leah Dickens’ and David DeSteno’s research demonstrates that gratitude improves patience and lowers temporal discounting (our tendency to value future dollars much less than today’s dollars). Gratitude improves self-control, meaning it can be used as a tool to improve investment outcomes.

Patient Opportunity Trust 2023 Semi-Annual Report	5

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

Self-control was crucial a year ago when the prospect of further losses tempted investors to lower market exposure at the worst time.

Despite the recent gains, we continue to have confidence in our portfolio’s prospects. Portfolio activity has fallen, with annualized turnover of 29% in the past quarter. Our activity picks up during times of volatility when the opportunity set shifts dramatically. This happened during the volatile pandemic years. Now it’s fallen back to lower levels.

We initiated two new positions in the quarter and exited one. Interactive Corp (IAC) is our most material new position with a 2.5% weight. The market gave us the opportunity to buy a company with an excellent capital allocation track record around the price of its liquid securities, MGM Resorts International (MGM), Angi Inc. (ANGI) and cash. This means we got the rest of the company, including Dotdash Meredith, Care.com and Turo, and all future value creation nearly for free. At $69, the stock remains well below the 2021 highs ($179) and our assessment of what it’s worth. We like the collection of businesses, see significant opportunity in each one and believe management will continue to grow shareholder value.

We also bought Western Alliance (WAL $41). We initiated the Western Alliance position during the second bank selloff in May. The stock reflected the risk of a bank run. We thought these concerns were overdone since the company published frequent positive deposit updates. We were able to buy the stock at 3-4x earnings believing it should normalize at least back to its April price in the $40s.

Though we think they are undervalued, we exited ADT and Teva Pharmaceuticals to fund new ideas. Both names have disappointed, and we took some losses.

We believe having a mix of different types of misvalued securities makes sense, specifically what some label growth and value. We view growth as an input in the value equation, as Warren Buffett says, and don’t divide the world this way. Yet the market has tended to favor one group over the other during different periods, which makes diversification beneficial.

Much has been made of the narrow market this year. Early in the quarter, people noted the top 7 “growth” stocks generated 90% of the S&P 500’s gains (Tesla, Apple, Microsoft, Amazon, Nvidia, Alphabet, Meta Platforms). This return concentration isn’t unusual. This year’s gains mostly just recoup 2022’s losses. Over the 18-month period, only 3 of the companies (Nvidia, Apple and Microsoft) made money and outperformed. Their median return (-15%) remains well below the market’s (-4%). Recently, gains have broadened out to other stocks.

Many technicians and quantitative strategists expect growth stocks to continue to outperform. There’s a good shot that’s right but longer term, we remain more optimistic on classic value. People remain enamored with growth investing. Value stocks trade at a discount to historical valuations unlike growth stocks, which trade at a premium.

6	Patient Opportunity Trust 2023 Semi-Annual Report

Take two high quality stocks as an example, Costco (“growth”) vs. JP Morgan (“value”). Costco has a long history of excellent performance, earning attractive returns on capital with consistent growth. Over the past 30 years, it’s grown earnings per share (EPS) at 9% per year, but it’s compounded capital at better than 16% annually as the price to earnings (P/E) multiple expanded from ~12x to 37x this fiscal year’s5 earnings. Sell-side consensus expects EPS growth to continue at roughly the same rate for the next 5 years. If it sustains the current multiple, the 9% implied return would be solid. But with valuations near all-time highs, and interest rates on the rise, there’s clear risk to that valuation.

JP Morgan has also posted excellent performance. It was profitable even during the financial crisis. Since Jamie Dimon took the reins in 2005, it’s grown earnings per share 11% per year (almost exactly the same rate as Costco over the same period). The stock’s annualized gains of roughly the same rate. Its P/E ratio has fallen from 12x in 2005 to 10x today. It guides for a normalized 17% return on tangible capital but earned 23% in the most recent quarter.

Costco’s P/E grew from 18x to 37x during the same time JP Morgan’s fell from 12x to 10x. This makes sense to a certain extent because while both companies delivered improving returns on capital, Costco’s improved more. Valuations are sensitive to interest rates. Since JPM experienced no valuation expansion, it also seems to have less valuation risk.

We can calculate the justified P/E based on return on capital, cost of capital and growth rate. For companies with very high returns on capital and strong growth (like Costco), very high P/Es can be justified, especially in a low interest rate environment. We also analyze market implied expectations by calculating the implied growth rates. For Costco, it’s about 5.3% — in perpetuity! That seems elevated to us! For JP Morgan, it’s less than 0.5%. Way too low in our opinion.

That’s emblematic of the opportunity set we see in the market. The market is paying a hefty premium for quality, growth and stability while shunning cyclicality and “boring” value stocks.

We’ve recently been adding to Citigroup (C). After perennially disappointing for decades, even the most bullish financial investors aren’t interested (a good thing in our view!). CEO Jane Fraser is making all the right moves: exiting underperforming consumer businesses, investing to improve the tech and operating infrastructure, returning capital to shareholders. These actions should result in improving returns on equity. The market reaction is a giant shrug.

[5]	Fiscal year ending Aug

Patient Opportunity Trust 2023 Semi-Annual Report	7

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

We should start to see serious cost improvements in late 2024 accompanied by improving returns on equity. The stock trades at ~$46, 55% of its $85 tangible book value. The company is confident it can reach 11-12% return on tangible common equity by 2025 when it’s tangible book should be greater than $100. If it reaches its return target, as we believe, Citi should trade back to tangible book, implying a more than double over the next couple years. Meanwhile, you collect the 4.5% annual dividend, which is currently a better yield than long-term treasuries.

We like other names mostly ignored by the market for similar reasons. Names like Expedia, General Motors and Delta Airlines. These companies have strong returns on capital (14%+), good competitive positions, cheap valuations (all double-digit free cash flow yields), and are returning capital to shareholders. We trust the managements to take advantage of their depressed stock prices and create long-term shareholder value.

Those aren’t the only names we find compelling. The CEOs of Mattel (MAT), OneMain Financial (OMF) and Farfetch (FTCH) all spoke at our investor day. We encourage you to listen to the fireside chats to understand why we see attractive investment opportunities in these names.

In early July as we write this, we see significant potential upside in the portfolio. The embedded potential gains have normalized as the fund rallied, but still sit at the high end of our historical range. We have high confidence in our long-term performance potential. As always, we know it won’t be a smooth ride.

That’s fine because growth requires change, and challenge. We maximize our chance of success with patience, perseverance, and acceptance. To maximize returns, we endeavor to remain rational, especially during times of extreme emotion. As always, we look forward to the toil required to outperform and we appreciate all the support and interest during these transformative times. Please let us know if we can help you.

Stock prices at time written: July 13, 2023

Source: Bloomberg

CPI: Consumer Price Index measures the monthly change in prices paid by U.S. consumers.

PCE: Personal consumption expenditures includes a measure of consumer spending on goods and services among households in the US.

8	Patient Opportunity Trust 2023 Semi-Annual Report

PCE, CPI, and inflation rates based on available data at the time the piece was written and are not guaranteed to stay the same in the future.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks

The information presented should not be considered a recommendation to purchase or sell any security and should not be relied upon as investment advice. It should not be assumed that any purchase or sale decisions will be profitable or will equal the performance of any security mentioned. References to specific securities are for illustrative purposes only. Portfolio composition is shown as of a point in time and is subject to change without notice.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager’s current or future investment and are subject to change at any time.

Patient Opportunity Trust is distributed by Quasar Distributors, LLC.

Patient Opportunity Trust 2023 Semi-Annual Report	9

Patient Opportunity Trust manager commentary

(unaudited) (cont’d)

Before investing, carefully consider a Fund’s investment objectives, risks, charges and expenses. You can find this and other information in each prospectus, or summary prospectus if available, which is available at https://patientcapitalmanagement.com/opportunity-trust. Please read it carefully.

©2023 Patient Capital Management

10	Patient Opportunity Trust 2023 Semi-Annual Report

Fund at a glance+ (unaudited)

Investment breakdown (%) as a percentage of total investments

+	The bar graph above represents the composition of the Fund’s investment as of June 30, 2023 and December 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

[1]	Percentage is 0.00 and 0.01 of total investment as of June 30, 2023 and December 31, 2022, respectively.

Patient Opportunity Trust 2023 Semi-Annual Report	11

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $ 1,000 invested on January 1, 2023 and held for the six months ended June 30, 2023.

Actual Expenses

The table below titled “Based on total actual return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on hypothetical actual return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

12	Patient Opportunity Trust 2023 Semi-Annual Report

Based on total actual return[1]

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	11.79%	$1,000.00	$1,117.90	2.10%	$11.00
Class C	11.38	1,000.00	1,113.80	2.86	14.97
Class FI	11.76	1,000.00	1,117.60	2.15	11.30
Class R	11.70	1,000.00	1,117.00	2.33	12.23
Class I	11.95	1,000.00	1,119.50	1.83	9.61
Class IS	12.04	1,000.00	1,120.40	1.74	9.16

Based on hypothetical actual return[1]

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.48%	$1,000.00	$1,014.41	2.10%	$10.46
Class C	2.48	1,000.00	1,010.63	2.86	14.24
Class FI	2.48	1,000.00	1,014.12	2.15	10.75
Class R	2.48	1,000.00	1,013.24	2.33	11.63
Class I	2.48	1,000.00	1,015.73	1.83	9.14
Class IS	2.48	1,000.00	1,016.16	1.74	8.71

[1]	For the six months ended June 30, 2023.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CSDC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Patient Opportunity Trust 2023 Semi-Annual Report	13

Schedule of investments (unaudited)

June 30, 2023

Patient Opportunity Trust

Security	Shares	Value
Common Stocks — 111.8%
Communication Services — 13.1%
Interactive Media & Services — 10.9%
Alphabet Inc., Class A Shares *(a)	500,000	$59,850,000
IAC, Inc. *	525,000	32,970,000
Meta Platforms Inc., Class A Shares *(a)	180,000	51,656,400
Total Interactive Media & Services		144,476,400
Media — 2.2%
S4 Capital PLC *	18,000,000	28,803,658
Total Communication Services		173,280,058
Consumer Discretionary — 39.0%
Automobiles — 3.8%
General Motors Co. (a)	1,300,000	50,128,000
Broadline Retail — 9.5%
Alibaba Group Holding Ltd. — ADR *	525,000	43,758,750
Amazon.com Inc. *(a)	625,000	81,475,000
Total Broadline Retail		125,233,750
Hotels, Restaurants & Leisure — 12.8%
Expedia Group, Inc. *(a)	700,000	76,573,000
Norwegian Cruise Line Holdings Ltd. *(a)	2,400,000	52,248,000
Travel Plus Leisure Co.	1,000,000	40,340,000
Total Hotels, Restaurants & Leisure		169,161,000
Household Durables — 1.7%
Taylor Morrison Home Corp. *	450,000	21,946,500
Leisure Products — 5.6%
Mattel, Inc. *(a)	2,900,000	56,666,000
Peloton Interactive, Inc., Class A Shares *	2,200,000	16,918,000
Total Leisure Products		73,584,000
Specialty Retail — 2.7%
Farfetch Ltd., Class A Shares *(a)	5,500,000	33,220,000
Stitch Fix Inc., Class A Shares *	688,035	2,648,935
Total Specialty Retail		35,868,935
Textiles, Apparel & Luxury Goods — 2.9%
Canada Goose Holdings Inc. *(a)	2,200,000	39,160,000
Total Consumer Discretionary		515,082,185
Energy — 9.7%
Oil, Gas & Consumable Fuels — 9.7%
Chesapeake Energy Corp.	400,000	33,472,000
Energy Transfer LP (a)	4,500,000	57,150,000
Ovintiv Inc. (a)	1,000,000	38,070,000
Total Oil, Gas & Consumable Fuels		128,692,000
Total Energy		128,692,000

14	Patient Opportunity Trust 2023 Semi-Annual Report

Patient Opportunity Trust

Security	Shares	Value
Financials — 26.1%
Banks — 7.6%
Citigroup Inc. (a)	1,200,000	$55,248,000
JPMorgan Chase & Co. (a)	225,000	32,724,000
Western Alliance Bancorp	350,000	12,764,500
Total Banks		100,736,500
Capital Markets — 5.6%
Coinbase Global Inc., Class A Shares *	475,000	33,986,250
UBS Group AG	2,000,000	40,540,000
Total Capital Markets		74,526,250
Consumer Finance — 10.8%
Capital One Financial Corp.	350,000	38,279,500
OneMain Holdings Inc. (a)	1,700,000	74,273,000
SoFi Technologies Inc. *	3,600,000	30,024,000
Total Consumer Finance		142,576,500
Financial Services — 2.1%
Fiserv, Inc. *	220,000	27,753,000
Total Financials		345,592,250
Health Care — 6.4%
Biotechnology — 4.9%
Karuna Therapeutics, Inc. *	140,000	30,359,000
Precigen, Inc.*	8,657,176	9,955,752
PureTech Health Plc *	9,000,000	24,860,300
Total Biotechnology		65,175,052
Pharmaceuticals — 1.5%
Green Thumb Industries Inc. *	2,600,000	19,812,000
Total Health Care		84,987,052
Industrials — 12.7%
Ground Transportation — 3.6%
Uber Technologies Inc. *	1,100,000	47,487,000
Passenger Airlines — 9.1%
Delta Air Lines Inc. *(a)	1,500,000	71,310,000
United Airlines Holdings, Inc. *	900,000	49,383,000
Total Passenger Airlines		120,693,000
Total Industrials		168,180,000
Information Technology — 2.8%
Software — 2.8%
Splunk Inc. *	350,000	37,131,500
Total Information Technology		37,131,500
Materials — 2.0%
Metals & Mining — 2.0%
Cleveland-Cliffs, Inc. *	1,600,000	26,816,000
Total Materials		26,816,000
Total Common Stocks
(Cost — $1,390,847,190)		1,479,761,045

Patient Opportunity Trust 2023 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Patient Opportunity Trust

	Maturity		Face
Security	Date	Rate	Amounts	Value
Corporate Bond — 0.9%
Financials — 0.9%
Capital Markets — 0.9%
Coinbase Global, Inc. (b)	Oct. 1, 2028	3.375%	$18,433,000	$11,727,996
Total Financials				11,727,996
Total Corporate Bond
(Cost — $10,421,631)				11,727,996
Investment Fund — 0.1%
Pangaea One, LP (c)(d)(e)			1	1,436,340
Total Investment Fund
(Cost — $27,415,330)				1,436,340

	Expiration	Exercise
	Date	Price	Shares
Warrant — 0.0%
Alaunos
Therapeutics, Inc. *(d)(e)	Jul. 30, 2024	$7.00	3,787,879	49,242
Total Warrant
(Cost — $1,177,758)				49,242
Total Investments — 112.8%
(Cost — $1,429,861,909)				1,492,974,623
Liabilities in Excess of Other Assets — (12.8)%				(169,111,874)
Total Net Assets — 100.0%				$1,323,862,749

ADR — American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	Security was purchased to rule 144 under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At June 30, 2023, the value of these securities totaled $11,727,996 or 0.9% of net assets.

(c)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or outstanding capital for Pangaea One, LP. At June 30, 2023, the total market value of investments in Affiliated Companies was $1,436,340 and the cost was $27,415,330.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

(e)	Restricted security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

16	Patient Opportunity Trust 2023 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $1,402,446,579)	$1,491,538,283
Investments in affiliated securities, at value (Cost $27,415,330)	1,436,340
Cash	28,480,567
Receivable for securities sold	3,003,920
Receivable for Fund shares sold	279,568
Dividends and interest receivable	249,028
Prepaid expenses	80,958
Total Assets	1,525,068,664
Liabilities:
Line of credit payable (Note 7)	193,000,000
Payable for securities purchased	4,795,112
Payable for Fund shares repurchased	879,866
Investment management fee payable	797,029
Distribution and service fees payable	342,811
Interest payable	813,947
Accrued other expenses	577,150
Total Liabilities	201,205,915
Total Net Assets	$1,323,862,749
Net Assets:
Paid-in capital	$1,519,363,131
Total accumulated loss	(195,500,382)
Total Net Assets	$1,323,862,749

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Semi-Annual Report	17

Statement of assets and liabilities (unaudited) (cont’d)

June 30, 2023

Net Assets:
Class A	$606,600,218
Class C	$75,487,535
Class FI	$8,115,077
Class I	$629,221,971
Class IS	$518,439
Class R	$3,919,509
Shares Outstanding:
Class A	22,350,583
Class C	3,104,528
Class FI	288,947
Class I	20,892,863
Class IS	17,186
Class R	145,709
Net Asset Value:
Class A (and redemption price)	$27.14
Class C (redemption price* and offering price per share)	$24.32
Class FI (redemption price and offering price per share)	$28.08
Class I (redemption price and offering price per share)	$30.12
Class IS (redemption price and offering price per share)	$30.17
Class R (redemption price and offering price per share)	$26.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$28.80

*	Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

18	Patient Opportunity Trust 2023 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2023

Investment Income:
Dividends from unaffiliated investments (Net of foreign tax of $70,125)	$7,721,626
Interest	777,331
Total Investment Income	8,498,957

Expenses:
Interest expense (Note 7)	5,504,396
Investment management fee (Note 3)	4,715,853
Distribution fees (Note 6)	1,088,347
Shareholder servicing fee (Note 6)	385,650
Administration and fund accounting fees (Note 3)	360,425
Transfer agent expenses (Note 3)	162,040
Shareholder reports	48,870
Registration fees	45,280
Custody fees (Note 3)	45,108
Insurance	17,276
Legal fees	15,385
Audit and tax fees	10,408
Miscellaneous expenses	9,955
Compliance fees (Note 3)	7,331
Trustees’ fees (Note 3)	7,021
Total Expenses	12,423,345
Less: Expenses Waived and Reimbursed by the Adviser (Note 3)	(82,821)
Net Expenses	12,340,524
Net Investment loss	(3,841,567)

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net Realized Gain From:
Investments in unaffiliated securities	1,120,037
Investments in affiliated securities	79,192
Net Realized Gain	1,199,229

Net Change in Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	280,202,710
Investments in affiliated securities	(107,616)
Net Change in Unrealized Appreciation (Depreciation)	280,095,094
Net Gain on Investments	281,294,323
Increase in Net Assets from Operations	$277,452,756

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended June 30, 2023 (unaudited)
and the Year Ended December 31, 2022	2023	2022

Operations:
Net investment loss	$(3,841,567)	$(8,144,285)
Net realized gain (loss)	1,199,229	(255,017,982)
Change in unrealized appreciation (depreciation)	280,095,094	(481,915,565)
Increase (Decrease) in Net Assets from Operations	277,452,756	(745,077,832)

Distributions to shareholders (Note 11):	—	(136,685,687)
Decrease in Net Assets from Distributions to Shareholders	—	(136,685,687)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	56,828,230	200,425,154
Reinvestment of distributions	—	126,346,046
Cost of shares repurchased	(141,631,161)	(499,903,339)
Decrease in Net Assets from Fund Share Transactions	(84,802,931)	(173,132,139)
Decrease in Net Assets	192,649,825	(1,054,895,658)

Net Assets:
Beginning of period	1,131,212,924	2,186,108,582
End of period	$1,323,862,749	$1,131,212,924

The Accompanying Notes are an Integral Part of these Financial Statements.

20	Patient Opportunity Trust 2023 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2023

Cash Flow from Operating Activities
Net increase in net assets from operations	$277,452,756
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment in unaffiliated securities	(185,598,835)
Sales of investments in unaffiliated securities	297,590,764
Decrease in receivable for securities sold	19,893,635
Decrease in receivable for fund shares sold	2,146,061
Increase in dividends receivable	(22,653)
Increase in prepaid expenses	(27,435)
Decrease in payable for securities purchased	(1,664,263)
Decrease in payable for fund shares repurchased	(1,448,236)
Decrease in distribution and service fees payable	(325,541)
Increase in investment management fee payable	19,325
Decrease in accrued other expenses	(95,506)
Net realized gain on unaffiliated investments	(1,120,037)
Net realized gain on affiliated investments	(79,192)
Partnership distribution from affiliated investment	83,325
Net change in unrealized appreciation on unafilliated investments	(280,202,710)
Net change in unrealized depreciation on afilliated investments	107,616
Net cash provided by operating activities	126,709,074
Cash Flow from Financing Activities
Decrease in loan payable	(13,489,000)
Increase in interest payable	62,954
Proceeds from shares sold	56,828,230
Payment of shares redeemed	(141,631,161)
Net cash used for financing activities	(98,228,977)
Net Increase in cash	28,480,097
Cash at beginning of period	470
Cash at end of period	$28,480,567

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Semi-Annual Report	21

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31:
Class A Shares	2023*	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.67	$38.25	$39.99	$28.85	$21.54	$23.88
Income (loss) from operations:
Net investment income (loss)[1]	(0.09)	(0.17)	(0.07)	(0.01)	— [2]	(0.13)
Net realized and unrealized gain (loss)	5.56	(13.53)	(1.22)	11.15	7.31	(2.21)
Total income (loss) from operations	5.47	(13.70)	(1.29)	11.14	7.31	(2.34)
Less distributions from:
Net investment income	—	(0.06)	—	—	—	—
Net realized gain	—	(2.82)	(0.45)	—	—	—
Total distributions:	—	(2.88)	(0.45)	—	—	—
Net asset value, end of year	$27.14	$21.67	$38.25	$39.99	$28.85	$21.54
Total return[3]	25.24%	-36.09%	-3.24%	38.61%	33.94%	-9.80%
Net assets, end of year (000s)	$606,600	$512,731	$874,473	$941,942	$705,372	$221,842
Ratios to average net assets:
Gross expenses[4]	2.10%[6]	1.53%	1.21%	1.28%	1.47%	1.39%
Net expenses[4]	2.10 [5,6]	1.52 [5]	1.21 [5]	1.28 [5]	1.47 [5]	1.39 [5]
Net investment income (loss)	(0.71)[6]	(0.59)	(0.17)	(0.04)	0.02	(0.49)
Portfolio turnover rate	13%[7]	40%	55%	64%	35%	30%

*	For the six months ended June 30, 2023 (unaudited).
[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount is less than $0.01 per share.
[3]	Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[5]	Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front -end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.20% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.90% (annualized) for the period ended June 30, 2023, and 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the net expense ratios were 1.20% (annualized) for the period ended June 2023, and 1.19%, 1.16%, 1.18%, 1.19% and 1.18% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively (See Note 3).
[6]	Annualized.
[7]	Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

22	Patient Opportunity Trust 2023 Semi-Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:
Class C Shares	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.50	$35.02	$36.92	$26.84	$20.19	$22.55
Income (loss) from operations:
Net investment loss[1]	(0.16)	(0.37)	(0.37)	(0.23)	(0.29)	(0.30)
Net realized and unrealized gain (loss)	4.98	(12.33)	(1.08)	10.31	6.94	(2.06)
Total income (loss) from operations	4.82	(12.70)	(1.45)	10.08	6.65	(2.36)
Less distributions from:
Net realized gain	—	(2.82)	(0.45)	—	—	—
Total distributions:	—	(2.82)	(0.45)	—	—	—
Net asset value, end of year	$24.32	$19.50	$35.02	$36.92	$26.84	$20.19
Total return[2]	24.72%	-36.57%	-3.95%	37.56%	32.94%	-10.47%
Net assets, end of year (000s)	$75,488	$71,844	$152,662	$204,214	$216,364	$559,251
Ratios to average net assets:
Gross expenses[3]	2.86%[5]	2.26%	1.95%	2.03%	2.22%	2.13%
Net expenses[3]	2.86 [4,5]	2.26 [4]	1.95 [4]	2.03 [4]	2.22 [4]	2.13 [4]
Net investment loss	(1.47)[5]	(1.35)	(0.89)	(0.88)	(1.25)	(1.24)
Portfolio turnover rate	13%[6]	40%	55%	64%	35%	30%

*	For the six months ended June 30, 2023 (unaudited).
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[4]	Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front -end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.97% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.90% (annualized) for the period ended June 30, 2023, and 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the expense ratios were 1.96% (annualized) for the period ended June 2023, and 1.93%, 1.90%, 1.93%, 1.94% and 1.92% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively (See Note 3).
[5]	Annualized.
[6]	Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$22.43	$39.38	$41.19	$29.74	$22.22	$24.64
Income (loss) from operations:
Net investment loss[1]	(0.10)	(0.21)	(0.11)	(0.05)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	5.75	(13.92)	(1.25)	11.50	7.61	(2.28)
Total income (loss) from operations	5.65	(14.13)	(1.36)	11.45	7.52	(2.42)
Less distributions from:
Net realized gain	—	(2.82)	(0.45)	—	—	—
Total distributions:	—	(2.82)	(0.45)	—	—	—
Net asset value, end of year	$28.08	$22.43	$39.38	$41.19	$29.74	$22.22
Total return[2]	25.23%	-36.15%	-3.32%	38.50%	33.84%	-9.82%
Net assets, end of year (000s)	$8,115	$7,033	$14,291	$14,458	$14,026	$13,278
Ratios to average net assets:
Gross expenses[3]	2.16%[5]	1.60%	1.29%	1.35%	1.53%	1.41%
Net expenses[3]	2.15 [4,5]	1.60 [4]	1.29 [4]	1.35 [4]	1.53 [4]	1.41 [4]
Net investment loss	(0.76)[5]	(0.67)	(0.24)	(0.19)	(0.34)	(0.53)
Portfolio turnover rate	13%[6]	40%	55%	64%	35%	30%

*	For the six months ended June 30, 2023 (unaudited).
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[4]	Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front -end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.26% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.90% (annualized) for the period ended June 30, 2023, and 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the expense ratios were 1.25% (annualized) for the period ended June 2023, and 1.27%, 1.24%, 1.25%, 1.25% and 1.20% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively (See Note 3).
[5]	Annualized.
[6]	Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

24	Patient Opportunity Trust 2023 Semi-Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:
Class I Shares	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.02	$41.95	$43.73	$31.48	$23.44	$25.91
Income (loss) from operations:
Net investment income (loss)[1]	(0.06)	(0.11)	0.02	0.07	0.01	(0.07)
Net realized and unrealized gain (loss)	6.16	(14.85)	(1.33)	12.18	8.03	(2.40)
Total income (loss) from operations	6.10	(14.96)	(1.31)	12.25	8.04	(2.47)
Less distributions from:
Net investment income	—	(0.15)	(0.02)	—	—	—
Net realized gain	—	(2.82)	(0.45)	—	—	—
Total distributions:	—	(2.97)	(0.47)	—	—	—
Net asset value, end of year	$30.12	$24.02	$41.95	$43.73	$31.48	$23.44
Total return[2]	25.40%	-35.92%	-3.01%	38.91%	34.30%	-9.53%
Net assets, end of year (000s)	$629,222	$535,204	$1,135,832	$1,077,438	$736,467	$517,820
Ratios to average net assets:
Gross expenses[3]	1.85%[5]	1.27%	0.98%	1.04%	1.23%	1.15%
Net expenses[3]	1.83 [4,5]	1.25 [4]	0.98 [4]	1.03 [4]	1.21 [4]	1.14 [4]
Net investment income (loss)	(0.44)[5]	(0.33)	0.05	0.23	0.02	(0.23)
Portfolio turnover rate	13%[6]	40%	55%	64%	35%	30%

*	For the six months ended June 30, 2023 (unaudited).
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[4]	Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front -end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93% for Class I. Interest expenses were 0.90% (annualized) for the period ended June 30, 2023, and 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the net expense ratios were 0.93% (annualized) for the period ended June 30, 2023, and 0.92% for the year ended December 31, 2022 and 0.93% for the years ended 2021, 2020, 2019 and 2018 (See Note 3).
[5]	Annualized.
[6]	Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of beneficial interest outstanding throughout each period ended December 31:
Class IS Shares	2023	2022	2021	2020	2019	2018**
Net asset value, beginning of period	$24.04	$42.05	$43.82	$31.52	$23.44	$32.06
Income (loss) from operations:
Net investment income (loss)[1]	(0.06)	(0.07)	0.07	0.08	0.23	0.01
Net realized and unrealized gain (loss)	6.19	(14.92)	(1.35)	12.22	7.85	(8.63)
Total gain (loss) from operations	6.13	(14.99)	(1.28)	12.30	8.08	(8.62)
Less distributions from:
Net investment income	—	(0.20)	(0.04)	—	—	—
Net realized gain	—	(2.82)	(0.45)	—	—	—
Total distributions:	—	(3.02)	(0.49)	—	—	—
Net asset value, end of period	$30.17	$24.04	$42.05	$43.82	$31.52	$23.44
Total return[2]	25.45%	-35.90%	-2.93%	39.02%	34.47%	-26.89%[5]
Net assets, end of period (000s)	$518	$1,146	$795	$734	$605	$73
Ratios to average net assets:
Gross expenses[3]	1.74%[5]	1.30%	0.90%	0.97%	1.13%	1.09%[5]
Net expenses[3]	1.74 [4,5]	1.29 [4]	0.90 [4]	0.96 [4]	1.09 [4]	1.05 [4,5]
Net investment income (loss)	(0.41)[5]	(0.23)	0.14	0.25	0.81	0.09 [5]
Portfolio turnover rate	13%[6]	40%	55%	64%	35%	30%[6,7]

*	For the six months ended June 30, 2023 (unaudited).
**	Commenced operations on August 22, 2018.
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[4]	Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front -end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 0.83% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.90% (annualized) for the period ended June 30, 2023, and 0.33%, 0.05%, 0.10% and 0.26% for the years ended December 31, 2022, 2021, 2020 and 2019, respectively, and 0.22% (annualized) for the period ended December 31, 2018. Excluding interest, the net expense ratios were 0.84% (annualized) for the period ended June 2023, and 0.96%, 0.85%, 0.86% and 0.83% for the years ended December 31, 2022, 2021, 2020 and 2019, respectively, and 0.83% (annualized) for the period ended December 31, 2018 (see Note 3).
[5]	Annualized.
[6]	Not annualized.
[7]	Portfolio turnover rate reported is for the fiscal year of the Fund.

The Accompanying Notes are an Integral Part of these Financial Statements.

26	Patient Opportunity Trust 2023 Semi-Annual Report

For a share of beneficial interest outstanding throughout each year ended December 31:
Class R Shares	2023	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.50	$37.99	$39.82	$28.81	$21.57	$23.98
Income (loss) from operations:
Net investment loss[1]	(0.11)	(0.27)	(0.20)	(0.09)	(0.14)	(0.21)
Net realized and unrealized gain (loss)	5.51	(13.40)	(1.18)	11.10	7.38	(2.20)
Total income (loss) from operations	5.40	(13.67)	(1.38)	11.01	7.24	(2.41)
Less distributions from:
Net realized gain	—	(2.82)	(0.45)	—	—	—
Total distributions:	—	(2.82)	(0.45)	—	—	—
Net asset value, end of year	$26.90	$21.50	$37.99	$39.82	$28.81	$21.57
Total return[2]	25.06%	-36.27%	-3.48%	38.22%	33.57%	-10.05%
Net assets, end of year (000s)	$3,920	$3,254	$8,055	$8,195	$7,122	$5,778
Ratios to average net assets:
Gross expenses[3]	2.34%[5]	1.76%	1.47%	1.53%	1.76%	1.67%
Net expenses[3]	2.33 [4,5]	1.76 [4]	1.47 [4]	1.53 [4]	1.76 [4]	1.67 [4]
Net investment loss	(0.94)[5]	(0.90)	(0.44)	(0.32)	(0.54)	(0.79)
Portfolio turnover rate	13%[6]	40%	55%	64%	35%	30%

*	For the six months ended June 30, 2023 (unaudited).
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.
[4]	Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front -end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.55% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.90% (annualized) for the period ended June 30, 2023, and 0.33%, 0.05%, 0.10%, 0.28% and 0.21% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. Excluding interest, the expense ratios were 1.43% (annualized) for the period ended June 2023, and 1.43%, 1.42%, 1.43%, 1.48% and 1.46% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively (See Note 3).
[5]	Annualized.
[6]	Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Patient Opportunity Trust 2023 Semi-Annual Report	27

Notes to financial statements

1. Organization

Patient Opportunity Trust, formerly known as Miller Opportunity Trust and Opportunity Trust, (the “Fund”) is a separate diversified investment series of the Trust for Advised Portfolios (the ”Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Investment Trust as the Legg Mason Opportunity Trust (the “Predecessor Fund”). The Fund seeks to provide long-term growth of capital.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a)  Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Patient Capital Management, LLC (the “Adviser”) under procedures approved by the Board.

28	Patient Opportunity Trust 2023 Semi-Annual Report

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 — quoted prices in active markets for identical investments. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 — significant unobservable inputs, including the Adviser’s own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s investments in each category investment type as of June 30, 2023:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments*
Common Stocks	$1,479,761,045	$—	$		$1,479,761,045
Corporate Bond	—	11,727,996		—	11,727,996
Investment Fund	—	—		1,436,340	1,436,340
Warrant	—	—		49,242	49,242
Total Investments	$1,479,761,045	$11,727,996		$1,485,582	$1,492,974,623

* See Schedule of Investments for additional detailed categorizations.

Patient Opportunity Trust 2023 Semi-Annual Report	29

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Investment Fund[1]	Warrant
Balance at December 31, 2022	$1,548,089	$196,970
Realized gain	79,192 [2]	—
Sales/Partnership distributions	(83,325)	—
Change in unrealized appreciation (depreciation)	(107,616)[1]	(147,728)
Balance at June 30, 2023	$1,436,340	$49,242
Change in unrealized appreciation (depreciation) for Level 3 securities held at June 30, 2023	$(107,616)	$(147,728)

[1]	This amount is included in the change in net unrealized appreciation (depreciation) in affiliates in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	This amount is included in net realized gain (loss) from investment transactions in affiliates in the accompanying Statement of Operations.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at June 30, 2023	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input*
Investment Fund	$1,436,340	Discounted NAV of Limited Partnership Interest	Liquidity Discount	25%	Decrease
Warrant	$49,242	Black-Scholes Model	Liquidity Discount	35%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

30	Patient Opportunity Trust 2023 Semi-Annual Report

(c)  Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d)  Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e)  Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f)  Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g)  Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Patient Opportunity Trust 2023 Semi-Annual Report	31

Notes to financial statements (cont’d)

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3.  Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

Effective April 30, 2020, the Adviser has contractually agreed to reduce fees and pay expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2023, so that such annual operating expenses will not exceed 0.88%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93%. These arrangements cannot be terminated prior to May 1, 2023 without the Board of Trustees’ consent.

32	Patient Opportunity Trust 2023 Semi-Annual Report

Prior to April 30, 2020, the limit on annual operating expenses was established at a class level and inclusive of 12b-1 fees and shareholder servicing fees and did not exceed the class levels set forth below. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class I	Class IS	Class R
1.20%	1.97%	1.26%	0.93%	0.83%	1.55%

During the period ended June 30, 2023, fees waived and/or expenses reimbursed amounted to $82,821.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS	Class R
Expires December 31, 2023	$—	$—	$—	$26,648	$32	$—
Expires December 31, 2024	—	—	—	—	—	—
Expires December 31, 2025	41,332	5,759	592	181,376	71	269
Expires June 30, 2026	26,160	3,304	350	52,817	18	172
Total	$67,492	$9,063	$942	$260,841	$121	$441

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund’s custodian. For the period of June 30, 2023, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Patient Opportunity Trust 2023 Semi-Annual Report	33

Notes to financial statements (cont’d)

Administration & fund accounting	$360,425
Transfer agent	$162,040
Custody	$45,108
Compliance	$7,331

At June 30, 2023, the Fund had payables due to Fund Services for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$193,950
Transfer agent	$89,145
Custody	$22,151
Compliance	$3,652

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $7,021 for their services and reimbursement of travel expenses during for the period ended June 30, 2023. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Quasar Distributors, LLC (“Quasar”), serves as the Fund’s distributor and principal underwriter.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund’s Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applied to those purchases of Class A shares in excess of $1,000,000 and the initial sales charge is waived. These purchases do not incur an initial sales charge.

For the period ended June 30, 2023, Quasar did not retain sales charges on sales of Class A shares. In addition, for the period ended June 30, 2023, CDSCs paid to Quasar for Class C shares totaled $11.

34	Patient Opportunity Trust 2023 Semi-Annual Report

4. Investments

For the period ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$189,551,705
Sales	$298,031,461

5. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agent services for each share class. Service and/or distribution fees and sub-transfer agent fees are accrued daily and paid monthly or quarterly.

For the period ended June 30, 2023, class specific expenses were as follows:

	Distribution Fees	Shareholder Servicing Fees
Class A	$696,785	$183,313
Class C	373,182	29,016
Class FI	9,383	4,653
Class I	—	167,768
Class R	8,997	900
Total	$1,088,347	$385,650

6. Lines of Credit

The Fund may borrow for investment purposes, also known as “leveraging” from a $250,000,000 line of credit (“Leveraging Credit Agreement”) with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus a spread. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the Bank of Nova Scotia. The Fund’s Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement.

Patient Opportunity Trust 2023 Semi-Annual Report	35

Notes to financial statements (cont’d)

The Fund also has access to a $75 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.

	Bank of Nova Scotia	U.S. Bank
Maximum available credit	$250,000,000	$75,000,000
Largest amount outstanding on an individual day	193,000,000	13,489,000
Average daily loan outstanding	193,000,000	1,868,231
Interest expense	5,430,824	73,572
Loan outstanding as of June 30, 2023	193,000,000	3,409,000
Average Interest rate	5.70%	7.83%

7. Shares of beneficial interest

At June 30, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended June 30, 2023		Period Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	23,097,099	$554,068,819	1,518,927	$45,242,733
Shares issued on reinvestment	0	0	2,637,352	59,442,349
Shares repurchased*	(24,407,624)	(585,843,760)	(3,357,185)	(94,643,384)
Net increase (decrease)	(1,310,525)	$(31,774,941)	799,094	$10,041,698

36	Patient Opportunity Trust 2023 Semi-Annual Report

	Period Ended June 30, 2023		Period Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class C
Shares sold	3,387,762	$72,900,149	273,517	$7,356,318
Shares issued on reinvestment	0	0	442,568	8,962,011
Shares repurchased*	(3,967,996)	(85,612,381)	(1,390,997)	(37,478,160)
Net decrease	(580,234)	$(12,712,232)	(674,911)	$(21,159,831)

Class FI
Shares sold	294,127	$7,294,747	31,952	$1,090,313
Shares issued on reinvestment	0	0	34,310	799,089
Shares repurchased	(318,694)	(7,908,180)	(115,675)	(3,257,382)
Net decrease	(24,567)	$(613,433)	(49,413)	$(1,367,980)

Class I
Shares sold	22,545,412	$600,071,126	4,364,872	$145,416,959
Shares issued on reinvestment	0	0	2,262,890	56,644,373
Shares repurchased	(23,938,014)	(638,875,613)	(11,419,241)	(361,575,694)
Net decrease	(1,392,602)	$(38,804,487)	(4,791,479)	$(159,514,362)

Class IS
Shares sold	48,889	$1,263,560	25,802	$758,449
Shares issued on reinvestment	0	0	4,899	122,907
Shares repurchased	(79,385)	(2,011,168)	(1,913)	(50,053)
Net increase (decrease)	(30,496)	$(747,608)	28,787	$831,303

Class R
Shares sold	152,483	$3,624,491	17,405	$560,382
Shares issued on reinvestment	0	0	16,808	375,317
Shares repurchased	(158,116)	(3,774,721)	(94,898)	(2,898,666)
Net decrease	(5,633)	$(150,230)	(60,685)	$(1,962,967)
Total decrease	(3,344,057)	$(84,802,931)	(4,748,607)	$(173,132,139)
*	94,334 Class C shares converted into 92,217 Class A shares, amounting to $2,318,240, during the period ended June 30, 2023. 46,201 Class C shares converted into 42,189 Class A shares, amounting to $1,389,845, during the year ended December 31, 2022. Class C shares of the Fund automatically convert to Class A shares after they have been held for 8 years.

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities or partnership interests at any time during the period. The following transactions were effected in shares of such companies for the period ended June 30, 2023:

Pangaea One, LP
Value at December 31, 2022	$1,548,089
Purchases	—
Sales / Partnership Distributions	(83,325)
Change in Unrealized Gain (Loss)	(107,616)
Realized Gain (Loss) on Sales / Distributions	79,192
Value at June 30, 2023	$1,436,340
Amortization, Dividend, Interest Income	$—

Patient Opportunity Trust 2023 Semi-Annual Report	37

Notes to financial statements (cont’d)

9. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at June 30, 2023	Percent of Net Assets	Open Commitments
Pangaea One, LP1	$27,415,330	$1,436,340	0.1%	$729,365	[2]
Alaunos Therapeutics, Inc. (Warrant)[3]	$1,177,757	$49,242	0.0%[4]	N/A

[1]	Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12,4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

[2]	In the normal course of operations, the Fund makes commitments to invest in businesses. At June 30, 2023, the Fund had open commitment of $729,365.

[3]	Acquisition date was 7/19.

[4]	Percentage represents less than 0.05%.

10. Income tax information and distributions to shareholders

The Fund made distributions during the year ended December 31, 2022, and did not make any distributions during the period ended June 30, 2023:

Year Ended
Ordinary Income:	December 31, 2022
Class A	$1,472,449
Class C	—
Class FI	—
Class I	3,312,511
Class IS	9,448
Class R	—
Total	$4,794,408
Short-Term Capital Gain:
Class A	$2,029,149
Class C	314,745
Class FI	26,698
Class I	1,997,502
Class IS	4,145
Class R	12,590
Total	$4,384,829

38	Patient Opportunity Trust 2023 Semi-Annual Report

Year Ended
Long-Term Capital Gain:	December 31, 2022
Class A	$59,012,679
Class C	9,151,541
Class FI	776,282
Class I	58,079,378
Class IS	120,504
Class R	366,066
Total	$127,506,450
Total Distributions Paid	$136,685,687

At December 31, 2022, the components of accumulated earnings for income tax purposes were as follows:

Tax cost of investments	$1,539,199,221
Unrealized appreciation	187,238,258
Unrealized depreciation	(402,681,925)
Net unrealized depreciation	$(215,443,667)
Capital loss carryforwards	(256,887,769)
Other accumulated gain/(loss)(a)	(621,702)
Total accumulated loss	$(472,953,138)

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, the following reclassifications have been made:

Accumulated Net Earnings(a)	Paid In Capital(a)
$(17,160,090)	$17,160,090

(a)	Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of December 31, 2022, the Fund had no late-year or post-October losses.

Patient Opportunity Trust 2023 Semi-Annual Report	39

Notes to financial statements (cont’d)

At December 31, 2022, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration

Short-Term	Long-Term	Total
$197,513,444	$59,374,325	$256,887,769

11. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to June 30, 2023 through the date the financial statements have been issued.

The Board of Trustees of Trust has approved the reorganization of the Fund into a newly created series of Advisor Managed Portfolios, a Delaware statutory trust (the “Acquiring Fund”). The Acquiring Fund has the same investment objective, investment strategies, and fundamental investment restrictions as the Fund, and the same investment adviser and portfolio managers as the Fund. The reorganization is expected to be a tax-free reorganization for federal income tax purposes and is expected to occur on or about November 3, 2023. The reorganization does not require shareholder approval.

12. New Accounting Pronouncements

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

13. Change in Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) served as the independent registered public accounting firm for the Fund to audit the financial statements for the fiscal year ended December 31, 2022. On March 13, 2023, BBD sent a letter of cessation to the SEC indicating that BBD would no longer be serving as auditor. This letter was sent as a result of the Investment Management Group of BBD being acquired by Cohen & Company, Ltd (“Cohen”).

40	Patient Opportunity Trust 2023 Semi-Annual Report

The Trust engaged Cohen on April 4, 2023, as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending December 31, 2023.

The report of BBD on the financial statements of the Fund for the fiscal year ended December 31, 2022, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

In connection with the Fund’s audit for the fiscal period ended December 31, 2022, there have been no disagreements, if not resolved to the satisfaction of BBD, that would have caused them to make reference there to in their report on the financial statements for such period.

Patient Opportunity Trust 2023 Semi-Annual Report	41

Additional information (unaudited)

June 30, 2023

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Fund’s Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund’s Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

42	Patient Opportunity Trust 2023 Semi-Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Patient Opportunity Trust 2023 Semi-Annual Report	43

Investment Adviser Patient Capital Management, LLC One South Street Suite 2550 Baltimore, MD 21202	Custodian U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103

Distributor Quasar Distributors, LLC 111 East Kilbourn Ave. Suite 2200 Milwaukee, Wisconsin 53202	Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel Morgan, Lewis & Bockius, LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2)	Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By    /s/  Russell B. Simon,
      Russell B. Simon, President

Date            9/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/  Russell B. Simon,
      Russell B. Simon, President

       Date         9/7/2023

By    /s/ Eric T. McCormick
      Eric T. McCormick, Treasurer

Date          9/7/2023